Exhibit 99.1

UDR Overview Operations Portfolio Value Creation Today's Agenda UDR has a Demonstrated Performance History of Delivering Superior and Dependable Returns by Successfully Managing, Buying, Selling, Developing and Redeveloping Attractive Real Estate Properties in Targeted US Markets The Mandolin - Dallas, TX

4th Largest Apartment REIT Approximately 70,000 apartment homes $8.0 billion total market cap Portfolio positioned to capture job and demographic trends Proven Record of Delivering Shareholder Return: Year to Date: 39% 2 Years: 27% 5 Years: 24% 10 Years: 16% 30 consecutive years of dividend increases Compelling Growth Strategy Operations - accelerating momentum Development/Redevelopment - $2.3 billion pipeline UDR Overview Canyon Oaks - San Ramon, CA Canyon Oaks - San Ramon, CA

UDR Overview Management Team We have a strong, experienced team: Average tenure with UDR for the top 50 leadership positions in Operations is over 7 years Improved associate turnover from 60% in 2001 to just over 36% in 2006

Same Store Year Over Year Growth... Recent Growth Rates are the Highest in Over 8 Years UDR - Operations Revenue NOI

Q3 YTD Monthly Income per Home: $899 $877 Occupancy: 94.8% 94.9% Year-over-Year Changes: Monthly Income per Home: $ Increase vs. 2005: $54 $48 % Increase vs. 2005: 6.4% 5.8% Concessions: (19.2%) (19.7%) Expenses: (0.2%) 2.5% NOI: 10.6% 8.6% 2006 Third Quarter and YTD Same Store Results UDR - Operations Average Monthly Income per Home

UDR - Operations 2006 Third Quarter Same Store Comparisons

UDR - Operations The Internet makes it easy to do business with us Shop for and reserve apartment, screen for credit, complete application Resident portal for on-line service requests available 2007 Testing pricing software, i.e. LRO and Yield Star, to enable dynamic internet pricing Cost to attract new resident Using internet: $95 Using print/broker: $900 Systems Completed OneSite rollout to all communities in 5 months Electronic purchasing and payment 95% of repair and maintenance purchases completed electronically Two thirds of all vendor invoicing paid electronically, increasing controls, purchasing power, and reducing costs Payroll/HR will be 100% paperless by EOY 2006 Currently testing two electronic resident payment options Technology

Our Holdings as of 3Q06 UDR - Portfolio Update *ProForma for acquisitions and dispositions under contract California: 27% Florida: 15% Metro D.C.: 13% Texas: 13%

2006 Dispositions reflects $103MM of properties under contract or under agreement to close in the last quarter of the year 2005 Dispositions includes $69MM in condo sales, 2006 Dispositions includes $66MM in condo sales Portfolio Decisions are Based on Research Housing affordability Demand (jobs) / Supply (permits) ratio We have sold over 40% of the portfolio since 2001 We have repositioned through redevelopment another 20% of the portfolio since 2001 Actual returns are consistently outperforming underwriting 2004 Acquisitions - Actual Returns of 6.39%, 69 bps over underwritten cap rates 2005 Acquisitions - Actual Returns of 6.44%, 104 bps over underwritten cap rates UDR - Portfolio Update

Creating Value and Making Money 5 Ways Strong Operator Delivering Stable, Predictable Returns Disciplined Approach to Buying Communities Capturing Value through Sales, created by Demand for Institutional-quality Apartment in Job Growth Markets Creating Value through Development and Redevelopment $905 million investment totaling 7,581 homes $1.3 billion annual future investment totaling 8,065 homes $63 million invested YTD for 5,615 kitchen and bath renovations Compelling Value Creation Strategy UDR - Summary

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Safe Harbor Statement Definitions Funds From Operations (FFO) - The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations ("FFO") (April 2002 White Paper) as net income (computed in accordance with accounting principles generally accepted in the United States (GAAP)), excluding gains (or losses) from sales of depreciable property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the Company to incur and service debt and to make capital expenditures. FFO in and of itself does not represent net income or net cash flows from operating activities in accordance with GAAP. Therefore, FFO should not be exclusively considered as an alternative to net income or to net cash flows from operating activities as determined by GAAP or as a measure of liquidity.

UDR | United Dominion Realty Trust Value Creation Initiatives - 2006 Value Creation Initiatives - 2006 Value Creation Initiatives - 2006 Value Creation Initiatives - 2006

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Safe Harbor Statement Mill Creek San Ramon, CA Ashton at Waterford Lakes Orlando, FL Mandalay on the Lake Lake Irving, TX

Creating Value through Development and Redevelopment $905 million active development pipeline totaling 7,581 homes $1.3 billion annual future investment pipeline totaling 8,065 homes $63 million invested YTD for 5,615 kitchen and bath renovations Compelling Value Creation Strategy UDR Development & Redevelopment Pipeline at September, 2006

Rancho Cucamonga, CA 414 Homes $67 million Budget $162,100 Cost per Home 7.5% to 8.0% Return as Apartment Homes In Lease-Up: 82% Leased Estimated $38 million Value Created Development - Verano at Town Square Development - Verano at Town Square UDR - Value Creation Initiatives

Development - Mandalay on the Lake Las Colinas, TX 367 Homes $32 million Budget $85,200 Cost per Home 7.5% to 8.3% Return as Apartment Homes In Lease-Up: 76% Leased Estimated $13 million Value Created UDR - Value Creation Initiatives UDR - Value Creation Initiatives

Development -Ridgeview Apartments UDR - Value Creation Initiatives Plano, TX 202 Homes $18 million Budget $88,600 Cost per Home 6.5% to 7.0% Return Expected Completion - 3Q07 Estimated $6 million Value Created

Development - Lincoln Towne Square Phase II Plano, TX 302 Homes $22 million Budget $72,800 Cost per Home 6.5% to 7.0% Return Expected Completion - 3Q07 Estimated $8 million Value Created UDR - Value Creation Initiatives UDR - Value Creation Initiatives

Development Presale - The Place at Millenia Orlando, Florida 371 Homes $53 million Budget Expected returns of 7.0% to 7.5% Expected completion date: 3Q07 Estimated $10 million Value Created UDR - Value Creation Initiatives

Development Presale - The Waterford Phoenix, Arizona 200 Homes $24 million Budget Expected returns of 7.0% to 7.5% Expected completion date: 1Q08 Estimated $5 million Value Created UDR - Value Creation Initiatives

JPI - National Apartment Developer Negotiated new development in Marina Del Rey, CA 298 homes $138 million budget $463,000 cost per home Expected 6.0% to 6.5% Return Estimated $19 million Value Created Joint Venture - Jefferson at Marina Del Rey Joint Venture - Jefferson at Marina Del Rey UDR - Value Creation Initiatives UDR - Value Creation Initiatives

Joint Venture - Bellevue Plaza Proposed High Rise Development 400 Homes $135 million Budget $270,000 Cost per Home Ground Floor Retail Expected 6.0% - 6.5% Return Structure: 49% UDR/51% SU Development Recent Su Development Project Bellevue, WA Bellevue Plaza Development Site UDR - Value Creation Initiatives

Reinvest with Exterior Upgrades and Interior Renovations 14 Communities Underway - 4,635 Homes Targeting 8% to 10% Stabilized ROI 2,285 Homes Under Study Redevelopment UDR - Value Creation Initiatives

Built in 1991, Purchased by UDR in December 1998 896 Homes Original Investment: $39.8 million ($44,420 per home) The Puzzle: Large community requires traffic of 160 each month to stay fully occupied Well located property in need of renovation Community includes vacant land with median homes selling for $733,000 The Solution: Redevelop 400 homes (kitchen/bath, exterior renovation, etc.) Convert 496 homes into condominiums Develop 54 town homes on adjacent land Island Walk (formerly known as Parker's Landing) - Tampa, FL Island Walk (formerly known as Parker's Landing) - Tampa, FL UDR - Value Creation Initiatives

54 Townhomes (new development) 176 Condos (Phase I) 400 Apartments (redeveloped) 320 Condos (Phase II) Island Walk, Tampa, FL UDR - Value Creation Initiatives Value Creation Opportunity: Townhomes: ~ $6 million Condos: ~ $20 million Redevelopment: ~ $10 million Total: ~$36 Million

400 Homes Full Scope Redevelopment Cash Flow Expected to Grow by 40% to Nearly $5 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million Value Created: $10 million After Before Island Walk - Tampa, FL Island Walk - Tampa, FL UDR - Value Creation Initiatives

Value Creation Case Study The Gallery at Bayport Phase I 176 homes 169 homes sold at average price of $156,400 The Gallery at Bayport Phase II 320 homes First closings expected in 2007 Value Created: $20M Island Walk - Condo Conversion Island Walk - Condo Conversion

Value Creation Case Study 54 Town Homes Expected Sales Price: $400,000 per Home First Closings Expected in 2007/2008 Value Created: > $6 million Island Walk - Town Homes

Built in 1973, Purchased by UDR in December 1991. 576 Homes Full Scope Redevelopment Approaching Completion 100% Growth in Cash Flow to $4.6M in 33 Months 11% Cash on Cash Return Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million Value Created: > $36 million After Before Redevelopment Legacy at Mayland, Richmond, VA UDR - Value Creation Initiatives

Built in 1984, Purchased by UDR in April 1994 360 Homes Full Scope Redevelopment Approaching Completion 57% Growth in Cash Flow to Nearly $2.3 million 7% - 8% Cash on Cash Return Value Created: ~ $13 million After Before Redevelopment Altamira Place - Altamira Springs, FL UDR - Value Creation Initiatives

Built in 1974, Purchased by UDR in July 1994. 299 Homes Full Scope Redevelopment Beginning 1Q07 Projected Benefits: 52% Growth in Cash Flow to $3.2 million 7% - 8% Cash on Cash Return > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created > $15 million Value Created After Before Redevelopment Dominion Great Oaks - Ellicott City, MD UDR - Value Creation Initiatives

Built in 1973, Purchased by UDR in September 1995 253 Homes Full Scope Redevelopment Expected Completion 4Q07 Project Benefits: 100% Growth in Cash Flow to $3.0 million 8% Cash on Cash Return > $14 million Value Created After Before Redevelopment Gayton Crossing - Richmond, VA Gayton Crossing - Richmond, VA Gayton Crossing - Richmond, VA UDR - Value Creation Initiatives

Built in 1981, Purchased by UDR in March 1993. 296 Homes Full Scope Redevelopment Expected Completion 4Q07 Project Benefits: 57% Growth in Cash Flow to $2.6 million 6% - 7% Cash on Cash Return ~ $10 million Value Created After Before Redevelopment Dover Village - Orlando, FL Dover Village - Orlando, FL Dover Village - Orlando, FL Dover Village - Orlando, FL Dover Village - Orlando, FL UDR - Value Creation Initiatives

Built in 1987, Purchased by UDR in September 2005 372 Homes Full Scope Redevelopment Construction Beginning November 2006 Project Benefits: 36% Growth in Cash Flow to $4.0 million 7% - 8% Cash on Cash Return $14 million Value Created Before Redevelopment Wellington Place - Manassas, VA UDR - Value Creation Initiatives

Built in 1964, Purchased by UDR in April 2002 218 Homes Full Scope Redevelopment Completion Expected 1Q08 Project Benefits: 50% Growth in Cash Flow to $2.6 million 9% Cash on Cash Return > $13 million Value Created After Before Redevelopment Taylor Place - Arlington, VA AcroExch.Document.7 AcroExch.Document.7 UDR - Value Creation Initiatives

Future Development - Owned UDR - Value Creation Initiatives

Future Development - Under Contract/Investigation UDR - Value Creation Initiatives

Future Development - Waterside Towers Purchased December 2003 Located in SW Washington D.C., 15 Minute Walk from National Mall Ten-Story Mid-Rise Structure 550 Existing Homes Current Rent: 1 Bed - $1,360 2 Bed - $1,860 UDR - Value Creation Initiatives

^ Planned Expansion on Existing Property ? 11 story tower ? 200 homes ? 12,000 to 18,000 sq. ft. for retail ? Estimated cost: $70 million ? Timing: Zoning - 18 mos. Pre-Construction - 14 mos. Construction - 24 mos. Contingency - 4 mos. Total - 60 mos. UDR - Value Creation Initiatives Future Development - Waterside Towers

Redevelopment - Kitchen/Bath Program After Before Remington on the Green - Raleigh, NC Goals of K/B Program Increase NAV Low-Risk Redevelopment Attract Higher-Grade Resident Higher rent Better care of asset Neighborhood quality Flexibility/Modernization Standardization ? Lower cost maintenance UDR - Value Creation Initiatives

Upgraded Appliances, Cabinets, Lighting, Flooring, Etc. Targeting 8% to 10% Stabilized ROI 14,000 Completed; > 20,000 in Pipeline Rent Increase Examples: Before After So. California $1,270 $1,408 No. California $1,189 $1,325 Monterey $996 $1,093 Baltimore $953 $1,035 Portland $764 $907 Orlando $769 $895 Tampa $779 $889 We are Absorbing ~ $0.01 FFO per Quarter in Dilution from Homes Out of Service Before After Providence Court - Charlotte, NC UDR - Value Creation Initiatives Redevelopment - Kitchen/Bath Program

After Before Legacy at Mayland - Richmond, VA How We Are Doing It Better? Complexity of execution Cross department cohesion Start with good location Cutting edge design Better cabinets Granite Stainless Steel New lighting Flexibility/adaptation Reconfiguration/modernization Flexible resource allocation UDR - Value Creation Initiatives Redevelopment - Kitchen/Bath Program

Opportunity to Create Value and Reduce Exposure in Selected Markets at Attractive After-Tax Cap Rates Extensive Pipeline (over 15,000 homes) to Feed the Business for Many Years Condo Conversion Summary UDR - Value Creation Initiatives date

Creating Value and Making Money 5 Ways Strong Operator Delivering Stable, Predictable Returns, 6.3% YTD Same Store Sales Growth Disciplined Approach to Buying Communities Capturing Value through Sales, created by Demand for Institutional-quality Apartment in Job Growth Markets Creating Value through Development and Redevelopment $905 million investment totaling 7,581 homes $1.3 billion annual future investment totaling 8,065 homes $63 million invested YTD for 5,615 kitchen and bath renovations Compelling Value Creation Strategy UDR - Summary